                                                                   EXHIBIT 10.69


                             CMG @ VENTURES II LLC

                              OPERATING AGREEMENT

                    (A DELAWARE LIMITED LIABILITY COMPANY)

                             CMG @ VENTURES II LLC

                              OPERATING AGREEMENT


                         TABLE OF CONTENTS
                         -----------------

                                                                                                              Page No.
                                                                                                              --------
ARTICLE ONE              THE COMPANY........................................................................     - 1 -
     Section 1.1         Organization; Name.................................................................     - 1 -
                         ------------------
     Section 1.2         Purpose and Character of Business..................................................     - 1 -
                         ---------------------------------
     Section 1.3         Place of Business; Registered Agent................................................     - 2 -
                         -----------------------------------
     Section 1.4         Term...............................................................................     - 2 -
                         ----
     Section 1.5         Statutory Compliance; Qualification In Other Jurisdictions.........................     - 2 -
                         ----------------------------------------------------------

ARTICLE TWO              MEMBERS AND CAPITAL CONTRIBUTIONS..................................................     - 3 -
     Section 2.1         Capital Commitments and Contributions..............................................     - 3 -
                         -------------------------------------
     Section 2.2         Admission of Additional Members....................................................     - 3 -
                         -------------------------------
     Section 2.3         Capital Accounts and Revaluations..................................................     - 3 -
                         ---------------------------------
     Section 2.4         No Rights to Demand Return of Capital Contributions................................     - 4 -
                         ---------------------------------------------------
     Section 2.5         Liabilities of Members.............................................................     - 4 -
                         ----------------------

ARTICLE THREE            ALLOCATIONS; DISTRIBUTIONS.........................................................     - 5 -
     Section 3.1         Net Operating Profits and New Operating Losses-Allocation..........................     - 5 -
                         ---------------------------------------------------------
     Section 3.2         Capital Gains and Capital Losses with Respect to
                         ------------------------------------------------
                              Portfolio Securities-Allocation...............................................     - 6 -
                              -------------------------------
     Section 3.3         Special Allocation Rules...........................................................     - 8 -
                         ------------------------
     Section 3.4         Corrective Allocations.............................................................     - 9 -
                         ----------------------
     Section 3.5         Tax Allocations....................................................................     - 9 -
                         ---------------
     Section 3.6         Distributions Prior to Liquidation.................................................    - 10 -
                         ----------------------------------
     Section 3.7         Distributions Upon Liquidation.....................................................    - 10 -
                         ------------------------------
     Section 3.8         Distributions of Securities in Kind................................................    - 11 -
                         -----------------------------------
     Section 3.9         Valuation..........................................................................    - 12 -
                         ---------

ARTICLE FOUR             MANAGEMENT; PAYMENT OF EXPENSES....................................................    - 13 -
     Section 4.1         Description of Managing Members....................................................    - 13 -
                         -------------------------------
     Section 4.2         Management by the Managing Members.................................................    - 13 -
                         ----------------------------------
     Section 4.3         Actions Requiring Member Consent...................................................    - 14 -
                         --------------------------------
     Section 4.4         Indemnification....................................................................    - 15 -
                         ---------------
     Section 4.5         Payment of Fees and Expenses.......................................................    - 15 -
                         ----------------------------
ARTICLE FIVE             MANAGING MEMBERS...................................................................    - 15 -
     Section 5.1         Managing Members; Rights Thereof...................................................    - 15 -
                         --------------------------------

     Section 5.2         Award and Vesting of Carried Interest Percentages..................................    - 16 -
                         -------------------------------------------------
     Section 5.3         Termination of Employment and Partnership Status...................................    - 18 -
                         ------------------------------------------------
     Section 5.4         Change of Control..................................................................    - 20 -
                         -----------------
     Section 5.5         No Recruitment or Solicitation.....................................................    - 24 -
                         ------------------------------
     Section 5.6         Non-Disclosure and Invention Assignment Agreement..................................    - 24 -
                         -------------------------------------------------
     Section 5.7         Admission of Additional Managing Members...........................................    - 24 -
                         ----------------------------------------

ARTICLE SIX              OTHER ACTIVITIES OF MEMBERS; CONFLICTS OF INTEREST.................................    - 25 -
     Section 6.1         Commitment of Members..............................................................    - 25 -
                         ---------------------
     Section 6.2         Agreements with Portfolio Companies................................................    - 25 -
                         -----------------------------------
     Section 6.3         Obligations and Opportunities for Members..........................................    - 25 -
                         -----------------------------------------
     Section 6.4         Conflicts of Interest..............................................................    - 26 -
                         ---------------------

ARTICLE SEVEN            TRANSFERABILITY....................................................................    - 26 -
     Section 7.1         Assignment of Member Interest......................................................    - 26 -
                         -----------------------------
     Section 7.2         Restrictions on Transfer...........................................................    - 27 -
                         ------------------------

ARTICLE EIGHT            LIABILITY OF MEMBERS; INDEMNIFICATION..............................................    - 28 -
     Section 8.1         Liability of Managing Members......................................................    - 28 -
                         -----------------------------
     Section 8.2         Liability of Capital Members.......................................................    - 29 -
                         ----------------------------
     Section 8.3         Indemnification of the Managing Members and the Capital Member.....................    - 29 -
                         --------------------------------------------------------------
     Section 8.4         Payment of Expenses................................................................    - 30 -
                         -------------------

ARTICLE NINE             DISSOLUTION, LIQUIDATION AND
                              TERMINATION OF THE COMPANY....................................................    - 30 -
     Section 9.1         Events Causing Dissolution.........................................................    - 30 -
                         --------------------------
     Section 9.2         Wind Up and Liquidation............................................................    - 31 -
                         -----------------------

ARTICLE TEN              CONSENTS, VOTING AND MEETINGS......................................................    - 31 -
     Section 10.1        Method of Giving Consent...........................................................    - 31 -
                         ------------------------
     Section 10.2        Meetings...........................................................................    - 31 -
                         ---------
     Section 10.3        Submissions to Members.............................................................    - 32 -
                         ----------------------

ARTICLE ELEVEN           BOOKS AND RECORDS; ACCOUNTING; TAX ELECTIONS.......................................    - 32 -
     Section 11.1        Accounting for the Company.........................................................    - 32 -
                         --------------------------
     Section 11.2        Books and Records..................................................................    - 32 -
                         -----------------
     Section 11.3        Reports to Members.................................................................    - 32 -
                         ------------------
     Section 11.4        Elections..........................................................................    - 33 -
                         ---------

ARTICLE TWELVE           DEFINITIONS........................................................................    - 33 -

ARTICLE THIRTEEN         MISCELLANEOUS PROVISIONS...........................................................    - 38 -
     Section 13.1        Appointment of Tax Matters Partner.................................................    - 38 -
                         ----------------------------------

     Section 13.2        Notification.......................................................................    - 38 -
                         ------------
     Section 13.3        Amendments.........................................................................    - 38 -
                         ----------
     Section 13.4        Binding Provisions.................................................................    - 39 -
                         -----------------
     Section 13.5        No Waiver..........................................................................    - 39 -
                         ---------
     Section 13.6        Certification of Interests.........................................................    - 39 -
                         --------------------------
     Section 13.7        Legends............................................................................    - 39 -
                         -------
     Section 13.8        Applicable Law.....................................................................    - 39 -
                         --------------
     Section 13.9        Separability of Provisions.........................................................    - 39 -
                         --------------------------
     Section 13.10       Entire Agreement...................................................................    - 40 -
                         ----------------
     Section 13.11       Section Titles.....................................................................    - 40 -
                         --------------
     Section 13.12       Counterparts.......................................................................    - 40 -
                         ------------
     Section 13.13       Variation of Pronouns..............................................................    - 40 -
                         ---------------------

                             CMG @ VENTURES II LLC

                              OPERATING AGREEMENT


    THIS OPERATING AGREEMENT OF CMG @ VENTURES II LLC (the "Company"), dated as of February 26, 1998 is among CMG@ Ventures Capital Corp., a Delaware corporation ("@Ventures Capital"), CMG@Ventures, Inc., a Delaware corporation ("@Ventures, Inc." and together with @Ventures Capital Corp., the "Capital Members") and David S. Wetherell, Guy A. Bradley, Jonathan Callaghan, Andrew Hajducky and Peter H. Mills (collectively, the "Managing Members" and together with the Capital Members, the "Members" and each individually a "Member"). Definitions of certain terms used in this Agreement are contained in Article Twelve.

                                    RECITALS

    WHEREAS, the Company has been formed as a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, 6 Del. C. ch. 18 et. seq., by the filing on October 9, 1996 of a Certificate of Formation in the
--- ----
Office of the Secretary of State of the State of Delaware; and

    WHEREAS, the Members wish to set out fully their respective rights, obligations and duties with respect to the Company.

    NOW THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereto hereby agree as follows:

                                  ARTICLE ONE

                                  THE COMPANY

    Section 1.1   Organization; Name.
                  ------------------

    The Company has been organized as a limited liability company pursuant to the provisions of the Act. The name of the Company is CMG @ VENTURES II LLC. The business of the Company may be conducted under any other name designated in writing by the Managing Member upon compliance with applicable law.

    Section 1.2   Purpose and Character of Business.
                  ---------------------------------

    The Company's purpose and character of business shall be to (a) make investments directly or through holding companies in equity and equity-related securities, notes, debentures, limited partnership interests, limited liability company interests, or other equity or debt instruments or other interests or investments of any nature whatsoever, including, without limitation, notes, debentures and common or preferred stock (whether or not convertible or exchangeable), and rights, options and warrants to purchase notes, debentures and common or preferred stock or other securities or debt instruments, or direct or indirect interests in tangible or intangible assets of any kind whatsoever (all of the foregoing being hereafter referred to as "Investments" or as "Portfolio Securities"), in privately or publicly held or solely owned operating or investment businesses or other entities or parts thereof or assets, (b) manage, supervise and dispose of such investments, receiving the profits, losses and income from such activities and engaging in all other activities that are necessary, incidental and ancillary thereto, and (c) pending utilization or disbursement of funds, to invest such funds in Temporary Investments. Notwithstanding anything to the contrary contained herein, the Members acknowledge and agree that the Company shall not make any Investments after the date on which @Ventures III, L.P. completes the initial closing of the sale of limited partnership interests, except that this limitation shall not restrict the Company's right to make Follow-on Investments after such date.

     Section 1.3   Place of Business; Registered Agent.
                   -----------------------------------

     The principal place of business of the Company shall be maintained at 100 Brickstone Square, Andover, Massachusetts 01801. The Company shall maintain a registered agent in the State of Delaware. The name and address of the resident agent of the Company in the State of Delaware and the address of the registered office of the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Managing Members may at any time change the location of the Company's principal place of business, establish additional offices and places of business and change the registered agent and registered office of the Company and upon any such change shall give prompt notice to each Member of any such change.

     Section 1.4   Term.
                   ----

     The Company shall continue in full force and effect until December 31, 2007, unless extended or earlier terminated pursuant to Section 8.1.

     Section 1.5   Statutory Compliance; Qualification In Other Jurisdictions.
                   ----------------------------------------------------------

    The Company shall exist under and be governed by, and this Agreement shall be construed in accordance with, the applicable laws of the State of Delaware including the Act. The Managing Members promptly shall make such filings as they believe necessary or as are required by applicable law to give effect to the provisions of this Agreement and to cause the Company to be treated as a limited liability company under the laws of the State of Delaware. The Managing Members shall cause the Company to be registered or qualified under its own name or under an assumed or fictitious name pursuant to a foreign limited liability company statute or similar laws in any jurisdictions in which the Company owns property or transacts business if such registration or qualification is necessary to protect the limited liability of the

Members or to permit the Company lawfully to own property or transact business in such jurisdiction.

                                  ARTICLE TWO

                       MEMBERS AND CAPITAL CONTRIBUTIONS

     Section 2.1   Capital Commitments and Contributions.
                   -------------------------------------

             (a) The Capital Members hereby commit and agree to make cash contributions to the capital of the Company in such amounts as may be determined from time to time by the Capital Members in consultation with the Managing Members, which cash contributions shall be allocated between the Capital Members in proportion to their respective Percentages in Interest as set forth on
Schedule I attached hereto.  The amount of such commitment is referred to herein
----------
as a "Capital Commitment." The amount of capital contributed pursuant to such Capital Commitment is referred to as "Capital Contributions." The Managing Members shall call for payment of the Capital Members' Capital Commitment as needed to fund the Company's investments in Portfolio Companies and other permitted uses under this Agreement. All such calls shall be made in writing and shall specify the intended use of such called capital. Such call shall be made at least ten (10) Business Days before the date on which the installment payable in response to that call is due. With respect to the funding of the initial Capital Commitment of the Capital Members hereunder, the Capital Members shall fund such Capital Commitment by contributing to the Company the equity securities of the companies listed on Schedule 2 attached hereto with a cost
                                      ----------
basis set forth on such Schedule. No Capital Contribution returned to the Capital Members shall be callable by the Managing Members pursuant to this
Section 2.1 thereafter.

             (b) From time to time, the Members, acting unanimously, may determine that capital in excess of the aggregate Capital Commitment of the Capital Members is required in order for the Company to meet its obligations and to pursue its business activities. The Members shall agree on the amount of any additional capital required to be contributed and the timing of the funding of such capital by the Members.

     Section 2.2   Admission of Additional Members.
                   -------------------------------

     Additional Members may be admitted to the Company at such times and on such terms as shall be determined by a Majority of the Managing Members.

     Section 2.3   Capital Accounts and Revaluations.
                   ---------------------------------

     The Company shall establish and maintain a capital account (a "Capital Account") for each Member. A Member's Capital Account shall be (i) increased by
(a) the amount of such Member's Capital Contribution, (b) such Member's allocations of Profit pursuant to Section 3.1 and (c) items of income or gain specially allocated to such Member pursuant to Sections 3.2 or 3.3, (ii) decreased by (x) the amount of money and the fair market value of any property distributed to such Member by the Company, (y) such Member's allocations of Loss pursuant to Section 3.1 and (z) items of loss, deduction or expenditure specially allocated to such Member pursuant to Sections
3.2 or 3.3, and (iii) adjusted to reflect any liabilities that are assumed by such Member or the Company (within the meaning of Section 1.704-1(b)(2)(iv)(c) of the Regulations), all in accordance with Sections 1.704-1(b)(2)(iv) and 1.704-2 of the Regulations. Except as otherwise provided in the Regulations, a transferee of all or a portion of a Member's Interest shall succeed to the Capital Account of his transferor to the extent allocable to the transferred Interest.

    Notwithstanding any provision of this Agreement other than Section 3.6, the Managing Members may revalue Company properties, and make corresponding adjustments to the Members' Capital Accounts, as prescribed by the Regulations in connection with any contribution to or distribution by the Company of more than a de minimis amount of money or other property in exchange for an interest
       -  -------
in the Company unless the Managing Members reasonably determine that such revaluations and adjustments are not necessary to reflect the economic interests of the Members in the Company. In addition, the book values of Company properties shall be increased or decreased, as the case may be, to reflect any adjustments to the adjusted tax bases of such properties pursuant to Section 734(b) or Section 743(b) of the Code to the extent that such basis adjustments
(i) are taken into account in determining Capital Account balances pursuant to
Section 3.2.3 and (ii) have not been reflected in adjustments to the book values of such properties pursuant to the preceding sentence of this Section 2.3.

    Section 2.4   No Rights to Demand Return of Capital Contributions.
                  ---------------------------------------------------

    No Member shall be entitled to withdraw any part of its or his Capital Account or Capital Contribution, to receive any distribution from the Company or to cause a partition of the assets of the Company except as expressly provided in this Agreement. No Member shall be paid interest on any Capital Contribution or receive any salary or drawing with respect to its Capital Contribution or Capital Account or for services rendered on behalf of the Company or otherwise in its capacity as a Member, except as otherwise provided in this Agreement.

    Section 2.5   Liabilities of Members.
                  ----------------------

    Except as otherwise expressly set forth herein or in the Act, the Members shall not have, and the Managing Members shall at all times conduct their affairs and the affairs of the Company so that no Member shall have, any personal liability whatsoever in his capacity as a Member, whether to the Company, to any Member or to the creditors of the Company, for the debts, liabilities, contracts or other obligations of the Company or for any losses of the Company.

                                 ARTICLE THREE

                           ALLOCATIONS; DISTRIBUTIONS

     Section 3.1   Net Operating Profits and Net Operating Losses-Allocation.
                   ---------------------------------------------------------

             (a) Prior to the allocation of any Net Realized Capital Gains or Net Realized Capital Losses for each Fiscal Year as provided in Section 3.2 below, Net Operating Profits, if any, of the Company for each Fiscal Year shall be allocated to the Members as follows and in the following order of priority as of the end of such Fiscal Year:

                   (i) First, so much of such Net Operating Profits for such Fiscal Year as shall not exceed the @Ventures, Inc. Loss, if any, as of the end of the preceding Fiscal Year shall be allocated to @Ventures, Inc. to cover part or all of such @Ventures, Inc. Loss.

                   (ii) Second, so much of any remaining Net Operating Profits for such Fiscal Year as shall not exceed the Capital Members Loss, if any, as of the end of the preceding Fiscal Year shall be allocated to all of the Capital Members in proportion to their Percentages in Interests as set forth in Schedule I.
                                                      ----------

                   (iii) Third, so much of any remaining Net Operating Profits for such Fiscal Year as shall not exceed the Managing Member Loss, if any, as of the end of the preceding Fiscal Year shall be allocated to the Managing Members as a group to be further allocated among the Managing Members pro rata according to each Managing Member's Carried Interest Percentage and added to their respective Capital Accounts to cover part or all of such Managing Member Loss.

                   (iv) Fourth, the balance of any remaining Net Operating Profits, if any, for such Fiscal Year shall be allocated as follows: (A) twenty percent (20%) shall be allocated to the Managing Members as a group to be further allocated among the Managing Members pro rata according to each Managing Member's Carried Interest Percentage and added to their respective Capital Accounts, and (B) eighty percent (80%) shall be allocated to @Ventures, Inc. and added to its Capital Account

             (b) Prior to the allocation of any Net Realized Capital Gains or Net Realized Capital Losses for each Fiscal Year as provided in Section 3.2 below, Net Operating Losses, if any, of the Company for each Fiscal Year shall be allocated to the Members as follows and in the following order of priority as of the end of such Fiscal Year:

                   (i) First, such Net Operating Losses for such Fiscal Year shall be allocated as follows: (A) twenty percent (20%) of such Net Operating Losses (but not to exceed the Managing Members' positive account balances, if any, existing in their Capital Accounts as of the end of the preceding Fiscal Year) shall be allocated to the Managing Members as a group as a Managing Member Loss to be further allocated among such Managing Members in proportion to each Managing Member's Carried Interest Percentage and debited pro rata to their respective Capital Accounts, and (B) eighty percent (80%) of such Net Operating Losses shall be allocated to @Ventures, Inc. and added to its Capital Account.

                    (ii) Second, the balance of such Net Operating Losses as shall exceed (A) the positive account balances, if any, existing in the Managing Members' Capital Accounts as of the end of the preceding Fiscal Year and (B) the excess of the Unrecovered Capital of the Capital Members of the Capital Members Loss, if any, as of the end of the preceding Fiscal Year, shall be allocated to @Ventures, Inc. as an @Ventures, Inc. Loss.

      Section 3.2   Capital Gains and Capital Losses with Respect to Portfolio
                    ----------------------------------------------------------
                    Securities-Allocation.
                    ---------------------

               (a) Following the allocation of any Net Operating Profits or Net Operating Losses for each Fiscal Year as provided in Section 3.1 above, Net Realized Capital Gains, if any, of the Company for each Fiscal Year shall be allocated to the Members as follows and in the following order of priority as of the end of such Fiscal Year.

                    (i) First, so much of such Net Realized Capital Gains for such Fiscal Year as shall not exceed the @Ventures, Inc. Loss, if any, as of the end of the preceding Fiscal Year (as increased or decreased by the allocation of any Net Operating Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to @Ventures, Inc. to cover part or all of such @Ventures, Inc. Loss.

                    (ii) Second, so much of any remaining Net Realized Capital Gains for such Fiscal Year as shall not exceed the Capital Member Loss, if any, as of the end of the preceding Fiscal Year (as increased or decreased by the allocation of any Net Operating Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to the Capital Members in proportion to their Percentages in Interest to cover part or all of such Capital Member Loss.

                    (iii) Third, so much of any remaining Net Realized Capital Gains for such Fiscal Year as shall not exceed the Managing Member Loss, if any, as of the end of the preceding Fiscal Year (as increased or decreased by the allocation of any Net Operating Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to the Managing Members as a group to be further allocated among the Managing Members pro rata according to each Managing Member's Carried

               Interest Percentage and added to their respective Capital Accounts to cover part or all of such Managing Member Loss.

                    (iv) Fourth, the balance of such Net Realized Capital Gains, if any, for such Fiscal Year shall be allocated as follows: (A) twenty percent (20%) shall be allocated to the Managing Members as a group to be further allocated among the Managing Members pro rata according to each Managing Member's Carried Interest Percentage and added to their respective Capital Accounts, and
               (B) eighty percent (80%) shall be allocated pro rata to the Capital Members as a group to be further allocated between the Capital Members according to each Capital Member Percentage in Interest as set forth in Schedule 1, and added to its Capital
                                        ----------
               Account.

               (b) Following the allocation of any Net Operating Profits or Net Operating Losses for each Fiscal Year as provided in Section 3.1 above, Net Realized Capital Losses, if any, of the Company for each Fiscal Year shall be allocated to the Members as follows and in the following order of priority as of the end of such Fiscal Year:

                    (i) First, such Net Realized Capital Losses for such Fiscal Year shall be allocated as follows: (A) twenty percent (20%) of such Net Realized Capital Losses (but not to exceed the Managing Members' positive account balances, if any, existing in their Capital Accounts as of the end of the preceding Fiscal Year as increased or decreased by the allocation of any Net Operating Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to the Managing Members as a group as a Managing Member Loss to be further allocated among the Managing Members according to each Managing Member's Carried Interest Percentage and debited pro rata to their respective Capital Accounts, and (B) eighty percent (80%) of such Net Realized Capital Losses (but not to exceed the excess of the Unrecovered Capital of the Capital Members over the Capital Member Loss, if any, as of the end of the preceding Fiscal Year as increased or decreased by the allocation of any Net Operation Losses or Net Operating Profits for the current Fiscal Year) shall be allocated to the Capital Members as a Capital Member Loss in proportion to their respective Percentages in Interest as set forth in Schedule
                                                                        --------
               I and debited to their respective Capital Accounts.
               -

                    (ii) Second, the balance of such Net Realized Capital Losses as shall exceed (A) the positive account balances, if any, existing in the Managing Members' Capital Accounts as of the end of the preceding Fiscal Year and (B) the excess of the Unrecovered Capital of the Capital Members over the Capital Member Loss, if any, as of the end of the preceding Fiscal Year, shall be allocated to @Ventures, Inc. as an @Ventures, Inc. Loss.

     Section 3.3    Special Allocation Rules.
                    ------------------------

    Before any allocations are made pursuant to Section 3.1 or 3.2, the following special allocations shall be made in the following order

    3.3.1 If any Member unexpectedly receives any adjustment, allocation or distribution described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6) of the Regulations which causes it to have an, or increases the amount of its, Adjusted Capital Account Deficit, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, such Member's Adjusted Capital Account Deficit as quickly as possible, provided that an allocation pursuant to this Section 3.3.1 shall be made to a Member only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article Three have been tentatively made as if this Section 3.3.1 were not in this Agreement. This Section 3.2.1 is intended to constitute a "qualified income offset" as defined in Section 1.704-1(b)(2)(ii)(d) of the Regulations.

    3.3.2 If any Member has an Adjusted Capital Account Deficit as of the end of any Fiscal Year or other accounting period of the Company that is in excess of the amount such Member is deemed to be obligated to restore to his Capital Account pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(h)(5) of the Regulations (the so-called deficit restoration rule), items of Company income and gain in the amount of such excess shall be specially allocated to such Member as quickly as possible, provided that an allocation pursuant to this Section 3.3.2 shall be made to a Member only if and to the extent that such Member would have an Adjusted Capital Account Deficit that is in excess of the amount such Member is deemed to be obligated to restore to his Capital Account pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(h)(5) of the Regulations after all other allocations provided for in this Article Three have been tentatively made as if this Section 3.3.2 were not in this Agreement.

    3.3.3 To the extent an adjustment to the adjusted tax basis of any asset of the Company pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset), and such gain or loss shall be specially allocated to the Members in a manner that is consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations.

    3.3.4 Notwithstanding Section 3.1 or 3.2, an allocation of Loss shall not be made to a Member to the extent that such allocation would cause such Member to have an Adjusted Capital Account Deficit. An allocation of Loss that would be made to a Member but for this Section 3.3.4 shall instead be made to the other Members to the extent of and in proportion to the amounts of such loss that they could then be allocated without themselves having Adjusted Capital Account Deficits (or, if such other Members would not have Adjusted Capital Account

Deficits, in proportion to their respective Percentages of Contribution Capital) and thereafter to the Capital Members.

     Section 3.4   Corrective Allocations.
                   ----------------------

     The allocations set forth in Section 3.3 (the "Regulatory Allocations") are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Regulations. Notwithstanding any other provision of this Article Three, the Regulatory Allocations shall be taken into account in making allocations of items of income, gain, loss, deduction and expenditure among the Members so that, to the extent possible consistent with the Code and the Regulations and on a cumulative basis, the respective net amounts of such allocations of other items and the Regulatory Allocations to the Members are equal to the respective net amounts that would have been allocated to the Members had no Regulatory Allocations been made. The Managing Member shall apply this Section 3.4 at such times and in whatever order, and shall divide allocations made pursuant to this
Section 3.4 among the Members in such manner, as it determines is likely to minimize any economic distortions that might otherwise be caused by the Regulatory Allocations.

     Section 3.5   Tax Allocations.
                   ---------------

     3.5.1 Tax allocations for each fiscal year or other accounting period of the Company shall be made consistent with the allocations of Profit and Loss and items specially allocated pursuant to Sections 3.3 and 3.4 for such year or period, except that, solely for tax purposes, (i) items of income, gain, loss and deduction with respect to Company assets reflected hereunder in the Members' Capital Accounts and on the books of the Company at values that differ from the Company's adjusted tax bases in such assets shall be allocated among the Members so as to take account of those differences pursuant to the "traditional method with curative allocations" set forth in Section 1.704-3(c) of the Regulations and in such manner as the Managing Members reasonably determine is in accordance with the principles of Section 704(c) of the Code and with Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(2)(iv)(g), 1.704-1(b)(4)(i) and 1.704-3 of the
Regulations, and (ii) adjustments made pursuant to Section 734(b) or Section 743(b) of the Code shall be taken into account.

     3.5.2 The Members are aware of the federal income tax consequences of the allocations made by this Article Three and agree to report their shares of Company income and loss for income tax purposes in accordance with this Article Three.

     Section 3.6   Distributions Prior to Liquidation.
                   ----------------------------------

     3.6.1 Subject to Sections 3.7, 3.8 and Article Five, Available Cash for each fiscal year (or fractional portion thereof) shall be distributed to the Members at such time or times determined by the Managing Members (but not less often than annually) in proportion to their respective allocations of Net Operating Profits and Net Realized Capital Gains as determined pursuant to ARTICLE III; provided, however, that Available Cash may first be applied to the payment of expenses incurred by the Company in the sale or other disposition of Portfolio Securities or any other expenses with respect to which the Company does not receive sufficient cash to pay such expenses. In the event the Company is unable, for any reason, to pay any portion of such expenses, the amount not paid shall be carried forward, as a priority item, without interest, to be paid out of Available Cash or on liquidation. Final distributions of Available Cash for each Fiscal Year, determined in accordance with the provisions of this Section 3.6, shall be made as soon as practicable following such Fiscal Year.

     3.6.2 In addition to any other obligations hereunder including that set forth in Schedule 5.2(h), the Managing Members shall endeavor (if practical and reasonable to do so in light of the circumstances of the Company) to distribute, if available, sufficient amounts of Available Cash to the Members in accordance with this Section 3.6 to enable such Members to make timely payment of any Federal, state, local and foreign income tax liabilities incurred by them as a result of their participation in the Company.

     Section 3.7   Distributions Upon Liquidation.
                   ------------------------------

     3.7.1 Upon the liquidation of the Company, the assets of the Company shall first be applied to the payment of, or the establishment of adequate reserves or other provision for the payment of, the debts and obligations of the Company. Thereafter, there shall be made a final allocation of Profit or Loss, as the case may be, and other items to the Members' Capital Accounts in accordance with Sections 3.1 through 3.4. The assets of the Company (or the proceeds of sales or other dispositions in liquidation of assets of the Company) remaining after the payment or other provision for the Company's debts and obligations shall then be distributed to the Members in proportion to the positive balances in their Capital Accounts determined after the final allocation of Profit or Loss and other items to Capital Accounts has been made. Amounts reserved or otherwise set aside in connection with the Company's liquidation for the payment of Company debts and obligations shall be distributed to the Members, in the same proportions that such amounts would have been distributed hereunder if distributed upon the Company's liquidation, as soon as practicable. No Member shall be required or otherwise obligated to restore or contribute any deficit balance in such Member's Capital Account upon the liquidation of the Company.

     3.7.2 The Managing Members, or an authorized liquidating trustee if one is appointed, may distribute assets of the Company in kind upon the liquidation of the Company. Any asset to be distributed in kind shall be distributed on the basis of its Fair Market Value as determined in accordance with the provisions of Section 3.9. For purposes of making the final allocation of Profit or Loss, and other items required by Section 3.7.1, any asset other than cash that is to be distributed to one or more Members in kind shall be treated as having then been sold by the Company for its Fair Market Value as determined in accordance with the provisions of Section 3.9. Each Member who receives an interest in any Company asset distributed hereunder shall hold his interest in such asset as a tenant-in-common with all other Members who receive an interest in such asset.

     Section 3.8   Distributions of Securities in Kind.
                   -----------------------------------

     3.8.1 The Managing Members, upon the affirmative vote of a Majority of the Managing Members, shall distribute to the Members Portfolio Securities which are Marketable Securities, unless the Capital Member determines that a distribution of such securities would not serve the best interests of the Company. The Managing Members shall notify the Members each time a Portfolio Security becomes a Marketable Security. The Managing Members shall not distribute Portfolio Securities that are not Marketable Securities at any time other than upon the liquidation of the Company.

     3.8.2 With respect to securities distributed in kind to the Members in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such securities shall be deemed to be realized by the Company immediately prior to the liquidation or other distribution event; and (ii) such appreciation or depreciation shall be allocated to the Members as part of the allocation of Profit or Loss, as the case may be, for the year of the distribution in accordance with Sections 3.1 through 3.4 hereof, and treating any property so distributed as a distribution of an amount in cash equal to the Fair Market Value of the property determined pursuant to Section
3.9. For the purposes of this Section 3.8.2, "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the fair market value of such assets and the adjusted basis of such assets for Federal income tax purposes (or, in the case of any asset that is reflected on the books of the Company at a value that is different from the Company's Federal tax basis in such asset in compliance with the Regulations, the value of such asset as shown on the Company's books). This Section 3.8.2 is merely intended to provide a rule for allocating unrealized gains and losses upon a liquidation or other distribution event, and nothing contained in this Section 3.8.2 or elsewhere in this Agreement is intended to treat or cause such distributions to be treated as sales for value.

     3.8.3 The Managing Members may cause certificates evidencing any securities to be distributed to be imprinted with legends as to such restrictions on transfers that it may deem necessary, including legends as to applicable Federal or state securities laws or other legal or contractual restrictions, and may require any Member to which securities are to be distributed to agree in writing that such securities will not be transferred except in compliance with such restrictions and applicable law.

     Section 3.9   Valuation.
                   ---------

     For all purposes of this Agreement, the Fair Market Value of securities and other property of the Company shall be determined as follows:

    3.9.1 Marketable Securities shall (i) if traded on a national securities exchange, be valued at their last sales price on such exchange on which such Marketable Securities shall have traded on the last trading day on which such Marketable Securities were traded immediately preceding the date of determination, or (ii) if the trading of such Marketable Securities is reported through the National Association of Securities Dealers Automated Quotation System, such Marketable Securities shall be valued at the last sale price as shown by the National Association of Securities Dealers Automated Quotation System on the last trading day on which such Marketable Securities were traded immediately preceding the date of determination.

    3.9.2 All property other than Marketable Securities shall be valued by the Managing Members in good faith. Factors considered in valuing individual securities shall include, but need not be limited to, purchase price, estimates of liquidation value, the price at which Members receiving a distribution of securities will be able to sell them and the time at which such securities may be sold, the existence of restrictions on transferability, prices received in recent significant private placements of securities of the same issuer, prices of securities of comparable public companies engaged in similar businesses and changes in the financial condition and prospects of the issuer.

    3.9.3 Upon any valuation of securities or other property of the Company pursuant to Section 3.8, the Managing Members shall notify the Capital Member in writing of the Fair Market Value of such securities or other property as determined by the Managing Members in accordance with the provisions of Section
3.9. The Capital Members shall, not more than ten Business Days after the receipt of such notice from the Managing Members, furnish notice in writing to the Managing Members stating whether or not it has approved or has not approved the Managing Members' valuation. If the Capital Members approve such valuation (or shall have failed to provide the Managing Members with the aforementioned notice within such ten Business Days), such valuation shall constitute the Fair Market Value of such property for all purposes hereof. If the Capital Members does not approve such valuation, and if the Managing Members and the Capital Members cannot agree on a valuation within five Business Days (or such other period of time as the Managing Members and the Capital Members may determine) of the date on which the Capital Members advise the Managing Members that they have not approved such valuation, the Managing Members and the Capital Members shall jointly select an independent appraiser who shall be retained to determine, as promptly as practicable, the Fair Market Value of the property to be distributed. The Company shall pay the expenses of such appraiser.

                                  ARTICLE FOUR

                        MANAGEMENT; PAYMENT OF EXPENSES

     Section 4.1   Description of Managing Members.
                   -------------------------------

     The Managing Members of the Company shall initially be David S. Wetherell, Guy A. Bradley, Jonathan Callaghan, Andrew Hajducky, and Peter H. Mills.

     Section 4.2   Management by the Managing Members.
                   ----------------------------------

     The management, policy and operation of the Company shall be vested exclusively in the Managing Members who shall perform all acts and enter into and perform all contracts and other undertakings which they deem necessary or advisable to carry out any and all of the purposes of the Company. Except as may otherwise be required by law, all actions which Managing Members are permitted or required to take hereunder shall require the approval of a Majority of the Managing Members. Without limiting the foregoing general powers and duties, and except as is otherwise expressly set forth herein, the Managing Members are hereby authorized and empowered on behalf of the Company and, as relevant herein, is required:

     (1) To identify investment opportunities for the Company, negotiate and structure the terms of such investments, arrange additional financing needed to consummate such investments and monitor such investments.

     (2) To invest the assets of the Company in accordance with the purposes set forth herein in the securities of any organization, domestic or foreign, without other limitation as to kind and without other limitation as to marketability of the securities, and pending such investment, to invest the assets of the Company in Temporary Investments.

     (3) To exercise all rights, powers, privileges and other incidents of ownership with respect to the Portfolio Securities, including, without limitation the voting of such Portfolio Securities, the approval of a restructuring of an investment, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings, and other similar matters.

     (4) To sell, transfer, liquidate or otherwise terminate investments made by the Company.

     (5) To employ or consult brokers, accountants, attorneys, or specialists in any field of endeavor whatsoever, including, subject to the provisions of Article Six, such persons or firms who may be Members.

    (6) To deposit any funds of the Company in any bank or trust company or money market fund provided that, in the case of any bank or trust company such bank or trust company qualifies as a Financial Institution and in the case of any money market fund such fund would qualify as a money market fund in which the Company may make a Temporary Investment, and to entrust to such bank or trust company any of the securities, monies, documents and papers belonging to or relating to the Company; provided, however, that from time to time, in order to facilitate any transaction, any of the said securities, monies, documents and papers belonging to or relating to the Company may be deposited in and entrusted to any brokerage firm that is a member of the New York Stock Exchange and which has minimum net capital of $10 million as calculated in accordance with the Securities Exchange Act of 1934.

    (7) To determine, settle and pay all expenses, debts and obligations of and claims against the Company and, in general, to make all accounting and financial determinations and decisions.

    (8)  To provide bridge financing to Portfolio Companies.

    (9) To enter into, make and perform all contracts, agreements and other undertakings as may be determined to be necessary or advisable or incident to the carrying out of the foregoing objectives and purposes, the execution thereof by the Managing Member to be conclusive evidence of such determination.

    (10) To execute all other instruments of any kind or character which the Managing Member determines to be necessary or appropriate in connection with the business of the Company, the execution thereof by the Managing Member to be conclusive evidence of such determination.

    (11) To make Follow-on Investments in Portfolio Companies from either Capital Contributions called from the Members pursuant to Section 2.1 or Available Cash.

    (12) To guarantee obligations of Portfolio Companies.

    (13) To interpret and construe the terms, conditions and other provisions of this Agreement or any agreement entered into in connection herewith such construction or interpretation to be binding on the Members.

     Section 4.3   Actions Requiring Member Consent.
                   --------------------------------

     Notwithstanding any other provision of this Agreement, the Managing Members shall have no authority without the Consent of the Capital Members to (i) do any act that is in contravention of this Agreement or that is not consistent with the purposes of the Company, (ii) do any act that would make it impossible to carry on the ordinary business of the Company, (iii) guarantee obligations of Portfolio Companies, (iv) to provide bridge financing to any Portfolio Company, or (v) invest more than 25% of the aggregate Capital Commitments in the securities of any one issuer. Other than as set forth in this
Section 4.3 or elsewhere in the Agreement, the Capital Members shall not participate in the management, operation or control of the Company.

     Section 4.4     Indemnification.
                    ----------------

     The Managing Members and the Capital Members shall be entitled to indemnity from the Company for any liability incurred and/or for any act performed by any of them within the scope of the authority conferred on them, by this Agreement, and/or for any act omitted to be performed, provided, however, that no indemnification shall be available in the event that any such Managing Member or Capital Member shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Company. Indemnification hereunder shall include all reasonable expenses incurred, including reasonable legal and other professional fees and expenses.

     Section 4.5   Payment of Fees and Expenses.
                   ----------------------------

     The Company shall be responsible for and shall pay all fees and reasonable expenses of the Company, including without limitation: (i) out-of-pocket expenses incurred and fees paid by the Company or the Managing Members in connection with the formation of the Company and the offering and distribution of interests therein; and (ii) expenses which relate to office space, supplies and other facilities of its business and salary, fees and expenses of officers, employees, consultants, outside counsel and accountants and similar outside advisors; provided that, with respect to consummated investments, it is expected, and the Managing Members will use their reasonable best efforts to ensure that such fees and expenses are paid by the Portfolio Company in which the investment is made.

                                  ARTICLE FIVE

                                MANAGING MEMBERS

     Section 5.1   Managing Members; Rights Thereof.
                   --------------------------------

     Set forth on the signature pages hereto are the names of the Managing Members. Each Managing Member shall possess a Carried Interest Percentage determined pursuant to this Article Five with respect to such Managing Member's Vested Units. A Managing Member's Carried Interest Percentage shall, subject to the provisions of this Article Five, entitle such Managing Member to allocations of Profits and distributions of Available Cash, Marketable Securities and other assets of the Company pursuant to Article Three.

     Section 5.2    Award and Vesting of Carried Interest Percentages.
                    -------------------------------------------------

         (a) Each Managing Member shall be awarded units ("Units") by the Capital Members to participate in the 20% allocation and distribution set forth in Sections 3.1, 3.2 and 3.6 (the "Carried Interest") in such amounts as the Capital Members may determine in their sole discretion (except as provided herein) and set forth in Schedule 3 hereto. Units awarded to each Managing
                         ----------
Member shall entitle such Managing Member to a percentage (the "Carried Interest Percentage") of the Profit and Loss and the Available Cash, Marketable Securities and other assets of the Company allocated and distributed to the Managing Member as determined pursuant to the provisions of this Agreement. Units awarded to each Managing Member hereunder shall vest with respect to that particular Managing Member (the "Vested Units") in twenty (20) equal quarterly cumulative consecutive installments of five percent (5%) for each calendar quarter with each installment vesting in arrears at the end of each consecutive quarterly period following the Managing Member's date of hire set forth in
Schedule 3 and with all such Units to have vested by the fifth anniversary of
----------
such date of hire provided that on each such vesting date each such Managing Member must then be a full-time employee of the Company and must be in compliance with, and not in default of, all of his or her obligations hereunder in order for such vesting to occur. Units awarded to each Managing Member hereunder which have not yet vested shall be referred to herein as Unvested Units (the "Unvested Units") with respect to that particular Managing Member.

         (b) The Carried Interest Percentage of each Managing Member (including Former Managing Members to the extent that they have not forfeited their Vested Units as hereinafter provided) with respect to the allocation of Profits and Losses of the Company as determined pursuant to the provisions of this Agreement shall be determined at any time or from time to time by dividing the number of Units (including Unvested Units) owned by that particular Managing Member by the total number of Units (including Unvested Units) owned by all Managing Members (including Former Managing Members to the extent they have not forfeited their Units as hereinafter provided).

         (c) That portion of any allocation of Profits and Losses of the Company which is attributable to Unvested Units which have not been forfeited shall be added to the Capital Account maintained by the Company for each respective Managing Member and shall be accompanied by a corresponding allocation of all tax items but shall not be distributed to such Managing Member except to the extent that such Units have vested. As of any distribution date, each Managing Member shall therefore be entitled to receive (subject to the terms and conditions of this Agreement) distributions of Available Cash pursuant to Section 3.6 only to the extent of (i) his or her vested percentage (determined by dividing his or her Vested Units as of the distribution date by the total of his or her Vested and Unvested Units as of such date) of all amounts allocated to such Capital Account up to the distribution date less (ii) any prior distributions. Any Managing Member whose relationship with the Company is terminated as provided in Section 5.3 below (a "Former Managing Member"), shall forfeit all of his or her Units to the extent that such Units are unvested at the time of termination but shall retain that portion of his or her Capital Account, if any, which is at that time held with respect to Vested Units. Such Managing Member shall become a Former Managing Member and shall retain his or her Vested Units subject to the terms and conditions of this Agreement. A Managing Member whose relationship with the Company is terminated for Cause as hereinafter defined, shall immediately forfeit all of his or her Vested and Unvested Units and shall forfeit that portion of his or her Capital Account, if any, which is at that time held in suspense pending vesting of such Unvested Units, but shall retain that portion of his or her Capital Account, if any, which is at that time held with respect to Vested Units. The Managing Members shall invest Available Cash that would otherwise be distributable to the Managing Members pursuant to
Section 3.6 but which arises with respect to Unvested Units of the Managing Members and is retained by the Partnership in Temporary Investments pending the vesting of Unvested Units or other distribution events pursuant to this Section 5.2.

         (d) No portion of any Carried Interest Percentage allocation shall be made with respect to Vested or Unvested Units which have been forfeited as hereinafter provided, but any such previously allocated portion (to the extent not previously distributed) shall be reallocated to the Capital Members in proportion to their respective Percentage in Interest as set forth on Schedule I for subsequent allocation to existing or additional Managing Members as may be determined by the Capital Members in their sole discretion.

         (e) Any Units belonging to any Former Managing Members must only be Units which were Vested Units belonging to such Former Managing Members at the time of his or her termination. No Units shall vest whatsoever in a Managing Member after his or her partnership relationship with the Company has terminated for any reason whatsoever.

         (f) Additional Units may be awarded from time to time by the Managing Members or by the Capital Members to one or more Managing Members and to one or more additional Managing Members but only with the approval of a Majority of the Managing Members. Furthermore, the Managing Members may reallocate Units (both vested and unvested) among the Managing Members but only with the approval of a Majority of the Managing Members provided that no Managing Member shall give up any Units (either vested or unvested) without his or her consent, except as herein provided with respect to termination). The Managing Members may accelerate the vesting of any Units for any one or more of the Managing Members or by fulfillment of such conditions as the Managing Members shall approve or otherwise, but only with the approval of a Majority of the Managing Members.
The Managing Members may also attach conditions or restrictions to the award or vesting of Units with respect to any Managing Members but only with the approval of a Majority of the Managing Members.

         (g) Upon the discontinuance of the activities of the Company, or the discontinuance by the Parent or any of its Affiliates, of activities related to the funding of additional investment funds after the Company has been fully invested, and with the approval of a Majority of the Managing Members, the Unvested Units belonging to the Managing

Members shall all become Vested Units, provided, however, that the provisions of Sections 5.2(e) and 5.3 shall nonetheless control in the case of Former Managing Members.

         (h) The Members acknowledge that as a result of the vesting provisions of this Section 5.2, the Managing Members shall be allocated Profit with respect to Unvested Units in a year in which there is no distribution of Available Cash with respect to such Unvested Units. The Managing Members shall, accordingly, use their best efforts to distribute Available Cash to the Managing Members each year in an amount equal to the product of each Managing Member's allocation of Profit with respect to his or her Unvested Units and the highest marginal federal and state income tax rates applicable to a resident of Massachusetts. This provision shall be in addition and in priority to the tax distribution provision set forth in Section 3.6.2.

     Section 5.3   Termination of Employment and Partnership Status.
                   ------------------------------------------------

         (a) In the event of termination of a Managing Member's employment relationship with the Company (i) by a Managing Member voluntarily, or (ii) by the Capital Members with the concurrence of a Majority of the Members but otherwise in their sole discretion for any reason or for no reason except for Cause as hereinafter defined, or (iii) by the death of a Managing Member, or
(iv) by the Capital Members on account of the continuous disability of a Managing Member for a period of more than three (3) months (provided that the Capital Members determine in their sole discretion that such Managing Member cannot continue to fulfill his or her executive responsibilities to the Company on account of such disability and gives such Managing Member at least thirty
(30) days notice of such determination), then in each such case such Managing Member's employment relationship with the Company and status as a Managing Member shall terminate forthwith and said Managing Member shall become a Former Managing Member and shall retain his or her Vested Units for purposes of determining his or her Vested Carried Interest Percentage at any time and from time to time, but said Former Managing Member shall forfeit all of his or her Units to the extent not vested at the time of termination. In the event of termination of a Managing Member's employment relationship with the Company by the Capital Members in their sole discretion for Cause as hereinafter defined, then such Managing Member's employment relationship with the Company and status as a Managing Member shall terminate forthwith and said Managing Member shall not become a Former Managing Member but rather shall forfeit all of his or her Units both vested and unvested and shall forfeit in its entirety such Managing Member's Vested Carried Interest Percentage and any and all other interests he or she may have in the Company or in any Capital Account held for the benefit of such Managing Member pursuant hereto except that said Managing Member shall retain that portion of his or her Capital Account, if any, which is at that time held with respect to Vested Units and shall also retain the right to participate to the extent of his or her Vested Units at the time of his or her termination in the Carried Interest Percentage but only to the extent of any Profit or Loss with respect to Portfolio Company Securities owned by the Company at the time of his or her termination for Cause. The status of a Former Managing Member and his or her relationship as such with the Company may also be terminated by the Capital Members in their sole discretion at any time for Cause as hereinafter defined, in which event the Former Managing Member shall immediately forfeit all of his or her Vested Units and shall forfeit in its entirety such Former Managing Member's Vested Carried Interest Percentage and any and all other interests he or she may have in the Company or in any Capital Account held for the benefit of such Former Managing Member pursuant hereto except that said Managing Member shall retain that portion of his or her Capital Account, if any, which is at that time held with respect to Vested Units.

        (b) Cause. For purposes of this Agreement, termination of a Managing Member's employment relationship with the Company and status as a Managing Member or status as a Former Managing Member for Cause shall be determined in each instance in the sole discretion of the Boards of Directors of the Capital Members and shall mean:

               (i) conviction for, or plea of nolo contenders to, (A) a felony, whether or not business related, which may injure the business or reputation of the Company, the Capital Member or an Affiliate of either of them, or (B) a crime of moral turpitude;

               (ii) theft or embezzlement of assets of the Company, the Capital Member or an Affiliate of either of them;

               (iii) a material breach of any agreement between the Managing Member and the Company, the Capital Member or an Affiliate of either of them including, without limitation, any violation of the non-competition covenant hereinafter set forth in Section 5.5 (the "Non-Competition Covenant");

               (iv) the willful and continued failure by the Managing Member to substantially perform his or her duties (other than as a result of incapacity due to physical or mental illness);

               (v) gross neglect of duties or responsibilities as an employee of the Company or as a Managing Member, or dishonesty or incompetence, or willful misconduct, which in any case seriously and adversely affects the business of the Company or of the Capital Members or of an Affiliate of either of them but only if there has been a good faith determination by the Boards of Directors of the Capital Members that such neglect or misconduct or dishonesty or incompetence has occurred.

     Termination for Cause can only be effected by the Boards of Directors of the Capital Members by notice to the Managing Member, which notice must be given within five (5) days following a hearing before the Board at which the Managing Member will have an opportunity to answer the charges constituting Cause. The hearing before the Board can be held only after at least twenty (20) days' written notice to the Managing Member (unless the Managing Member agrees to a shorter period) of the date and time of the hearing and the nature of the charges constituting Cause. At the time of a notice of the hearing or any time thereafter but prior to the Board's decision following the hearing, the Board may immediately relieve the Managing Member of his or her duties and responsibilities hereunder pending its decision.

     Section 5.4   Change of Control.
                   -----------------

          (a) Upon a Change of Control, as hereinafter defined, the Company shall repurchase all, and not less than all, of the Units of each of the Managing Members and each of the Former Managing Members, at the individual election (an "Initial Election") of each Managing Member and each Former Managing Member (such election to be exercised within two (2) months of the date of the Change of Control) for an aggregate purchase price per Unit (the "Change of Control Repurchase Price per Unit") equal to twenty percent (20%) of the fair market value of the Company (determined as if the Company were a publicly traded entity) in excess of the Capital Member's Unrecovered Capital (as calculated in accordance with Section 5.4(b), the "Fair Market Value of the Capital"), divided by the total number of Units (both vested and unvested) owned by the Managing Members and Former Managing Members at the time of the Change of Control.

          (b) For purposes of determining the Change of Control Repurchase Price per Unit, the Fair Market Value of the Company (determined as if the Company were a publicly traded entity) shall be determined by an independent firm of investment bankers of national reputation (the "Appraiser"), the selection of which by either the Managing Members or the Capital Member is acceptable to both
(i) a majority of all the members of the Board of Directors of the Capital Member and (ii) a Majority of the Managing Members. The Appraiser must be selected within one (1) month of the date of the Change of Control. If a majority of all the members of the Board of Directors of the Capital Member and a Majority of the Managing Members fail to select an Appraiser, then each shall select an independent firm of investment bankers of national reputation and those two firms shall select an Appraiser in no case more than two (2) months following the date of the Change of Control. The Fair Market Value of the Company shall be (i) the fair market value of the Company determined by the Appraiser as if the Company were a publicly traded entity at the time of the Change of Control (ii) less the Capital Member's Unrecovered Capital. In determining the Fair Market Value of the Company as if it were a publicly traded entity, the Appraiser shall give primary and substantial weight as a relevant frame of reference to the fair market value of the Company determined in accordance with the following methodology:

          (i) The Appraiser shall first determine the consideration or value belonging or accruing to all the stockholders of the Parent as the ultimate owners of both (A) 100% of the Unrecovered Capital and 20% of the profits of the Company and (B) all the other assets of the Parent, at the time of the Change of Control, which consideration or value shall be deemed to be equal to the Common Stock Price, as hereinafter defined, multiplied by the number of shares of Common Stock of the Parent outstanding at the time of the Change of Control determined after giving effect to (X) the conversion of all convertible securities of the Parent and (Y) the exercise of all options, whether or not exercisable, outstanding at such time.

          (ii) The Appraiser shall then deduct from that consideration or value
    (A) all cash, cash equivalents and the amount of any invested cash held directly or indirectly by the Parent (including, without limitation, all Unrecovered Capital of the Company as appearing on the books of the Company) and (B) the fair market value of the Parent's other core businesses (excluding the Company and its Investments, Portfolio Companies and other activities) comprised of companies, tangible assets and operating divisions to the extent owned by the Parent (determined as if these other core businesses were, in the aggregate, a separate publicly traded entity), the fair market value of which shall also be determined by the Appraiser as of the time of the Change of Control. The purpose of this calculation is to determine the value of the Company considered as if it were a publicly traded entity at the time of the Change of Control by determining that portion of the value of the Parent as measured by the Common Stock Price (less cash, cash equivalents and the amount of any invested cash including the Unrecovered Capital of the Company and the appraised value of the Parent's interest in other core businesses) which reflects the value of all the Company's Internet-related Investments, Portfolio Companies and activities which have been invested in by the Company determined as if the Company were a publicly traded entity owned by the stockholders of the Parent immediately prior to the time of the Change of Control with the remainder of the value of the Parent as measured by the Common Stock Price reflecting the value of the Parent's other core businesses (excluding the Company and its investments, Portfolio Companies and other activities) determined as if those other core businesses were a separate publicly traded entity also owned by the stockholders of the Parent immediately prior to the time of the Change of Control.

    The Appraiser must first determine the Fair Market Value of the Company determined as if it were a publicly traded entity by applying the methodology set forth above, since this is the best available evidence of the actual value of the Company as if it were a publicly traded entity at the time of the Change of Control to the extent that the Common Stock Price reflects the Fair Market Value of the Company. Thereafter, the Appraiser, in its discretion, may also (but need not) consider and take into account the following criteria in descending order of importance:

          (x) The fair market value of other publicly traded entities dealing primarily in Internet-related investments and activities of a kind similar to those of the Company; and

          (y) The Fair Market Value of the Company (determined as if the Company were a publicly traded entity) taken as a whole after taking into account the future earnings potential business prospects of all its various Internet-related investments and activities taken as a whole, with particular emphasis on the Company's business plan and strategy for implementing that plan, taken as a whole, and the general market conditions in the venture capital industry for Internet-related investments and activities of the kind owned by the Company.

    In determining the Fair Market Value of the Company, the Appraiser in no event shall determine the individual value of each of the Portfolio Company Securities or Investments of the Company and then add these values together because such a methodology would fail to take into account the overall business plan and strategy of the Company to build a business comprised of Intemet-related investments and activities which complement and support each other as parts of an overall strategy for the development of an Internet business), but must in all events consider the Fair Market Value of the Company taken as a whole.

          (c) Upon a Change of Control, as hereinafter defined, the Unvested Units belonging to the Managing Members shall all become Vested Units, provided, however, that the provisions of Sections 5.2(e) and 5.3 shall nonetheless control in the case of Former Managing Members.

          (d) The Company, the Capital Members, and the Parent shall be jointly and severally liable to the Managing Members for the payment of the Change of Control Repurchase Price per Unit with respect to the Company's repurchase of the Vested Units pursuant to this Section 5.4.

          (e) Upon the consummation of the repurchase by the Company of any of the Units of the Managing Members upon a Change of Control pursuant to the terms of this Section 5.4, the Managing Member may, in its sole discretion, and without the approval of the Managing Members (i) retire the repurchased Units or
(ii) admit additional Managing Members in accordance with Section 5.7 hereof and award to the additional Profit General Partners any or all of the repurchased Units.

          (f) For purposes of this Agreement, a "Change of Control" shall be deemed to have occurred when there has occurred a change of control of the Parent (i) which has not been approved by a majority of all the members of the Board of Directors of the Parent, or (ii) which has been approved by a majority of all the members of the Board of Directors of the Parent but which has not been approved by a Majority of the Members and which is likely by its terms to have a material adverse effect upon the business and prospects of the Company as currently, or planned to be, conducted, and which change of control in either event is of a nature that would be required to be reported in response to Items 6(e) or 14(i), (iv), or (v) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") provided that, in the case of a Change of Control reportable under Item 6(e), such Change of Control involves the acquisition by any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but expressly excluding David S. Wetherell) of beneficial ownership, directly or indirectly, of securities or interests in the Parent which represent more than thirty percent (30%) of the combined voting power of the Parent's outstanding securities. For purposes of this Agreement, a "Change of Control" shall also be deemed to have occurred when there has occurred a change of control of the Capital Member (i) which has not been approved by a majority of all the members of the Board of Directors of the Parent, or (ii) which has been approved by a majority of all the members of the Board of Directors of the Parent but which has not been approved by a Majority of the Managing Members and which is likely by its terms to have a material adverse effect upon the business and prospects of the Company as currently, or planned to be, conducted, and which change of control in either event involves (i) the acquisition by any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of beneficial ownership, directly or indirectly, of securities or interests in the Capital Member which represents more than fifty percent (50%) of the combined voting power of the Capital Member's outstanding securities, or (ii) a sale of all or substantially all of the assets of the Company or of the Capital Members, or (iii) either the merger or consolidation of the Company or the Capital Members with another entity which is the surviving entity of such merger or consolidation provided that such other entity, prior to such merger or consolidation, was not controlled directly or indirectly by the Parent.

         (g) All fees and expenses associated with the appraisal process set forth above shall be paid by the Parent.

         (h) Each Managing Member or Former Managing Member making an Initial Election to have his or her Units repurchased by the Company as provided in
Section 5.4(a) above following a Change of Control shall have one (1) month following the determination of the Change of Control Repurchase Price per Unit as provided above to reconsider and withdraw such Initial Election. Any withdrawal of an Initial Election must be made by the Managing Member or Former Managing Member by written notice to the Company within said one (1) month period. In the event any such Initial Election is not withdrawn in a timely manner, then it shall become final and binding on the parties and the Company shall proceed to repurchase the Units owned by such Managing Member or Former Managing Member within two (2) months following the date of the determination of the Change of Control Repurchase Price per Unit as provided above. In the event that any Managing Member or Former Managing Member fails to make a timely Initial Election (except for reasons beyond his or her control) to have his or her Units repurchased by the Company as provided in Section 5.4(a) above following a Change of Control, such right shall immediately become null and void and shall be of no further force or effect with respect to that Change of Control, but said Managing Member or Former Managing Member shall retain his or her rights hereunder with respect to any other or future Change of Control.

     Section 5.5   No Recruitment or Solicitation.
                   ------------------------------

     Each Managing Member agrees that during his or her employment by the Company and while, he or she is a Managing Member and for a period of three (3) years following termination of his or her employment relationship with the Company (i) by the Managing Member voluntarily, or (ii) by the Capital Member for Cause, such Managing Member will not, directly or indirectly: (A) recruit, solicit or induce, or attempt to induce, any employee or consultant of the Parent or of the Capital Member or of the Company or of any Portfolio Company or of any Affiliate of any of them to terminate his or her employment with, or otherwise cease any relationship with, the Parent or the Capital Member or the Company or any Portfolio Company or any Affiliate of any of them; or (B) solicit, divert, take away, or attempt to divert or take away, any investment opportunity with respect to any Portfolio Company or any investment opportunity with respect to any prospective investment or prospective portfolio company which the Capital Member or the Company contacted or solicited during such Managing Member's employment relationship with the Company. If any restriction set forth herein is found by any court to be unenforceable because it extends for too long a period of time, or over too great a range of activities, or over too broad a geographic area, the restriction shall be interpreted to extend only over the maximum period of time, range of activities, or geographic area which the court finds to be enforceable. Each Managing Member acknowledges and agrees that the restrictions contained in this Section 5.5 are necessary for the protection of the business and goodwill of the Parent and of the Capital Member and of the Company and of the Portfolio Companies and of the Affiliates of any of them and are considered by such Managing Member to be reasonable for such purpose and that his or her interest in the Company is being received partly in consideration for the foregoing non-competition covenant.

     Section 5.6   Non-Disclosure and Invention Assignment Agreement.
                   -------------------------------------------------

     Each Managing Member shall enter into a Non-Disclosure and Invention Assignment Agreement with the Partnership in the form of Exhibit A attached hereto.

     Section 5.7   Admission of Additional Managing Members.
                   ----------------------------------------

     The Capital Member may admit one or more additional Managing Members subject only to satisfaction of the following conditions: (i) each such additional Managing Member shall execute and deliver a counterpart signature page to this Agreement pursuant to which such additional Managing Member agrees to be bound by the terms and provisions hereof, and (ii) such admission would not result in a violation of any applicable law, including the federal or state securities laws, or any term or condition of this Agreement and, as a result of such admission, the Company would not be required to register as an investment company under the Investment Company Act. The name and business address of each Managing Member admitted to the Company under this Section 5.7 and the number of his or her Units awarded to such additional Managing Member and his or her date of hire shall be added to Schedule 2,
                          ----------
and each such Managing Member shall be bound by all the provisions hereof. Each additional Managing Member admitted pursuant to this Section 5.7 shall be deemed for purposes of all allocations pursuant to Article Three to have been admitted on the date of hire. Admission of an additional Managing Member in accordance with the terms hereof shall not be a cause of dissolution of the Company. Additional Managing Members shall be admitted to the Company only with the written consent of, and on the terms approved by, the Capital Member and a Majority of the Managing Members.

                                  ARTICLE SIX

              OTHER ACTIVITIES OF MEMBERS; CONFLICTS OF INTEREST

     Section 6.1   Commitment of Members.
                   ---------------------

     Each of the Managing Members hereby agrees to use its best efforts in connection with the purposes and objectives of the Company and to devote to such purposes and objectives such of their time and resources as shall be necessary for the management of the affairs of the Company. Subject to the other provisions of this Agreement, the Members and any of their respective Affiliates may act as a director, officer, employee or advisor of any corporation, a trustee of any trust, or a partner of any partnership; may receive compensation for its services as an advisor with respect to, or participation in profits derived from, the investments of any such corporation, trust or partnership; and may acquire, invest in, hold and sell securities of any entity. Neither the Company nor the Capital Member or any Managing Member shall have by virtue of this Agreement, any right, title or interest in or to such other corporation, trust, partnership, investment or security.

     Section 6.2   Agreements with Portfolio Companies.
                   -----------------------------------

     The Managing Members, the Parent of the Capital Member and its or their Affiliates may enter into contracts, commitments and agreements with Portfolio Companies consistent with Section 6.4 for the benefit of said Managing Member, the Parent of the Capital Member and/or its or their Affiliates.

     Section 6.3   Obligations and Opportunities for Members.
                   -----------------------------------------

     The Managing Members shall be obligated to refer investment opportunities, consistent with the purposes and objectives of the Company, to the Company. Any determination as to the appropriateness of an investment opportunity for the Company or for an Affiliate of the Company or for the Parent of the Capital Member shall be made by the Capital Member.

     Section 6.4   Conflicts of Interest.
                   ---------------------

     No contract or transaction between any Capital Member or the Company and one or more of its Members or Affiliates, or between any Capital Member or the Company and any other corporation, partnership association or other organization in which one or more of its Members or affiliates are directors, officers or partners or have a financial interest, shall be void or voidable solely for this reason, or solely because the Members or affiliate is present at or participates in any meeting of directors or partners which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:

          (a) the material facts as to his, her or their interest as to the contract or transaction are disclosed or are known to the directors or the partners and the directors or the partners authorize in good faith the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or partner even though the disinterested directors or the disinterested partners be less than a quorum; or

          (b) the material facts as to his, her or their interest and as to the contract or transaction are disclosed or are known to the partners or directors entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the partners or directors; or

          (c) the contract or transaction is fair to the Capital Member or the Company or its or their Affiliates as of the time it is authorized, approved or ratified by the directors or the partners.

                                 ARTICLE SEVEN

                                TRANSFERABILITY

     Section 7.1   Assignment of Member Interest.
                   -----------------------------

          (a) Either Capital Member may transfer or assign all or any part of its interest in the Company as set forth in this Section, and provided that the restrictions set forth in Section 7.2 do not apply, to a substitute Member ("Substitute Member"). A transferee or assignee of the Capital Member's interest in the Company that does not comply with the provisions of this Section 7.1 or is subject to the restrictions set forth in Section 7.2 shall not be admitted to the Company as a Substitute Member and shall have none of the rights of the Capital Member and the assigning or transferring Capital Member in such case shall remain fully liable for all obligations hereunder as if such assignment or transfer had not occurred. The assignee or transferee of the Capital Member's Interest in the Company (an "Assignee") shall have the right to become a Substitute Member only if the following conditions are satisfied:

         (1) A duly executed and acknowledged written instrument of assignment shall have been delivered to the Company.

         (2) The Capital Member and the Assignee shall have executed and acknowledged such other instruments and taken such other action as the Managing Members shall reasonably deem necessary or desirable to effect such substitution, including, without limitation, the execution by the Assignee of a transfer document and an appropriate amendment to this Agreement.

         (3) The restrictions on transfer contained in Section 7.2 shall be inapplicable, and, if requested by the Managing Members, the Capital Member or the Assignee shall have obtained an opinion of counsel reasonably satisfactory to the Managing Members as to the legal matters set forth in that Section.

         (4) The Capital Member or the Assignee shall have paid to the Company such amount of money as is sufficient to cover all expenses incurred by or on behalf of the Company in connection with such substitution.

         (5) A Majority of the Managing Members shall have Consented, in their sole and absolute discretion, to such substitution.

     Any assignment or transfer not in compliance with this Article Seven shall have no force or effect, and the assigning or transferring Member shall continue for all purposes under the Act and this Agreement to be a Member of the Company.

         (b) No Managing Member may sell, assign or otherwise transfer all or any part of his or her interest as a Managing Member of the Company in any respect whatsoever except that (i) the interest of a Managing Member may be transferred to such Managing Member's spouse, children, grandchildren, parents or siblings or a trust or any other entity for the benefit of any of such persons or the Managing Member, and (ii) the interest of a Managing Member may be transferred by will or by the laws of descent and distribution to such Managing Member's estate or to his or her beneficiaries or heirs following the death of such Managing Member, provided that each and every such transferee agrees to be bound by all the terms and conditions of this Agreement applicable to Managing Members and Former Managing Members including, without limitation, those set forth in Article Three and Article Five.

     Section 7.2   Restrictions on Transfer.
                   ------------------------

     Notwithstanding any other provision of this Agreement, except as otherwise provided in Section 7.1(b), no Member may assign or otherwise transfer all or any part of its interest in the Company, and no attempted or purported assignment or transfer of such interest shall be effective, unless (i) after giving effect thereto, the aggregate of all the assignments or transfers by the Members of Interests in the Company within the 12 month period ending on the proposed date of such assignment or transfer would not equal or exceed 50% of the total Interests of the Member in the capital or profits of the Company, and such assignment or transfer would not otherwise terminate the Partnership for the purposes of section 708 of the Code, (ii) such assignment or transfer would not result in a violation of applicable law, including the federal and state securities laws, or any term or condition of this Agreement and, as a result of such assignment or transfer, the Company would not be required to register as an investment company under the Investment Company Act and (iii) if requested by the Managing Member, such Member shall deliver a favorable opinion of counsel satisfactory to the Managing Member that such transfer would not result in (x) a violation of the Securities Act of 1933 or any blue sky laws or other securities laws of any state of the United States applicable to the Company or the Interest to be transferred, (y) the Company being required to register, or seek an exemption from registration, under the Investment Company Act of 1940, and (z) the Company being deemed to be a "publicly traded partnership" within the meaning of Section 7704 of the Code.

                                 ARTICLE EIGHT

                     LIABILITY OF MEMBERS; INDEMNIFICATION

     Section 8.1   Liability of Managing Members.
                   -----------------------------

     8.1.1. The Managing Members shall not be liable to the Company or any Member for any act or omission taken by any Managing Member in good faith and in the belief that such act or omission is in the best interests of the Company; provided that such act or omission is not in violation of this Agreement and does not constitute negligence, misconduct, fraud or a willful violation of law by such Managing Member. The Managing Members shall not be liable to the Company or any other Member for any action taken by any other Member, nor shall any Managing Member (in the absence of negligence, misconduct, fraud or a willful violation of law by such Managing Member) be liable to the Company or any other Member for any action of any employee or agent of the Company provided that such Managing Member shall have exercised appropriate care in the selection and supervision of such employee or agent.

     8.1.2 Whenever in this Agreement the Managing Members are permitted or required to make a decision (i) in their "discretion" or "sole discretion" or under a grant of similar authority or latitude, the Managing Members shall be entitled to consider only such interests and factors as they desire, including their own interests, and shall have no duty or obligation to give any consideration to any interests of or factors affecting the Company or any other Person, or (ii) in their "good faith" or under another express standard, the Managing Members shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or other applicable law.

     8.1.3 Notwithstanding Section 8.3 below, the Managing Members shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and the Massachusetts Securities Division with respect to the issue of indemnification for securities law violations. The Company shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is herein prohibited.

     Section 8.2   Liability of Capital Members.
                   ----------------------------

     The liability of the Capital Members shall be limited to its uncalled Capital Commitment of such Capital Member, provided, that the Capital Members shall be liable for the return of any part of a distribution in respect of its Capital Contribution to the extent required by law.

     Section 8.3   Indemnification of the Managing Members and the Capital
                   -------------------------------------------------------
                   Member.
                   ------

     The Managing Members and their respective partners, agents, employees and Affiliates and the Capital Members (the "Indemnitees") shall be and hereby are
(i) indemnified and held harmless by the Company and (ii) released by the other Members from and against any and all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions for which such Indemnitee has not otherwise been reimbursed (collectively, "Liabilities"), whether judicial, administrative, investigative or otherwise, of any nature whatsoever, known or unknown, liquidated or unliquidated, that may accrue to the Company or any other Member or in which any of the Indemnitees may become involved, as a party or otherwise, arising out of the conduct of the business or affairs of the Company by the respective Indemnitee or otherwise relating to this Agreement, provided that an Indemnitee shall not be entitled to indemnification or release hereunder if it shall have been determined by a court of competent jurisdiction, or in the case of an Indemnitee that is a Managing Member, its partners, agents, employees and Affiliates, it has been determined by the Capital Member, that (x) such person did not act in good faith and in a manner such person reasonably believed to be in the best interests of the Company and, in the case of a criminal proceeding, did not have reasonable cause to believe that his conduct was lawful, or (y) such Liabilities shall have arisen from a violation of this Agreement or the negligence, misconduct, fraud or willful violation of law by such Indemnitee, or actions of such Indemnitee outside the scope of and unauthorized by this Agreement, and provided further that an Indemnitee shall not be entitled to indemnification or release hereunder with respect to any liability arising in connection with its activities performed for or on behalf of any Portfolio Company, the securities of which have been sold or have been distributed to the Members pursuant to Section 3.9, if such activities were performed after the date on which such securities were sold or distributed. The termination of any proceeding by settlement shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that such person reasonably believed to be in the best interests of the Company or that the Indemnitee did not have reasonable cause to believe that its conduct was lawful. Any indemnification right provided for in this Section 8.3 shall be retained by any removed Managing Member and its partners, agents, employees and Affiliates. The indemnification rights provided for in this Section shall survive the termination of the Company or this Agreement.

     Section 8.4   Payment of Expenses.
                   -------------------

     Expenses incurred by an Indemnitee in defense or settlement of any claim that may be subject to a right of indemnification hereunder may be advanced by the Company prior to the final disposition thereof provided that the following conditions are satisfied: (i) the claim relates to the performance of duties or services by the Indemnitee on behalf of the Company and (ii) the Indemnitee undertakes to repay the advanced funds to the Company if it is ultimately determined that the Indemnitee is not entitled to be indemnified hereunder or under applicable law. The right of any Indemnitee to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnitee may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnitee's successors, assigns and legal representatives. All judgments against the Company and any Managing Member, in respect of which such Managing Member is entitled to indemnification, must first be satisfied from Company assets before the Managing Member is responsible therefor. The obligations of the Members under this Article VIII shall be satisfied only after any applicable insurance proceeds have been exhausted and then only out of Company assets and, to the extent required by law, distributions made by the Company to the Members, and the Members shall have no liability to fund indemnification payment hereunder.

                                 ARTICLE NINE

            DISSOLUTION, LIQUIDATION AND TERMINATION OF THE COMPANY

     Section 9.1   Events Causing Dissolution.
                   --------------------------

     The Company shall dissolve upon and its affairs shall be wound up after the happening of any of the following events:

     9.1.1 December 31, 2007; provided that the duration of the Company may be extended by the Managing Members for not more than three additional one year periods;

     9.1.2 the Consent of the Capital Members and a Majority of the Managing Members;

     9.1.3 the sale or other disposition by the Company of all or substantially all of its assets; or

     9.1.3 the entry of a decree of judicial dissolution under Section 44 of the Act.

     Section 9.2   Wind Up and Liquidation.
                   -----------------------

     9.2.1 The Managing Members, or an authorized liquidating trustee for the Company if one is appointed, shall be responsible for the winding up and liquidation of the Company. Subject to Section 3.8, the Managing Members or such liquidating trustee shall have full right and unlimited discretion to determine the time, manner and terms of any sale or sales of Company assets pursuant to such liquidation for the purpose of obtaining fair value for such assets, having due regard to the activity and condition of the relevant markets and general financial and economic conditions. Prior to the distribution of all of the assets of the Company, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement.

     9.2.2 Profit or Loss and other items arising from sales upon liquidation shall be allocated, and the proceeds of such liquidation shall be applied, as provided in Article Three.

     9.2.3 In connection with the dissolution and liquidation of the Company, the Managing Members or authorized liquidating trustee shall file an instrument evidencing the cancellation of the Certificate in accordance with the Act.

                                  ARTICLE TEN

                         CONSENTS, VOTING AND MEETINGS

     Section 10.1  Method of Giving Consent.
                   ------------------------

     Any Consent required by this Agreement may be given by:

     10.1.1 a written consent given by the consenting Member and received by the Managing Members at or prior to the doing of the act or thing for which the Consent is solicited; or

     10.1.2 the affirmative vote by the consenting Member to the doing of the act or thing for which the Consent is solicited at any meeting called and held pursuant to Section 10.2 to consider the doing of such act or thing.

     Section 10.2  Meetings.
                   --------

     Any matter requiring the Consent of the Members pursuant to this Agreement may be considered at a meeting held not less than 2 nor more than 10 days after Notification thereof shall have been given by the Managing Members to such Members or appointees, as the case may be. Any such Notification shall state briefly the purpose, time and place of the meeting. All such meetings shall be held at such reasonable times and places as the Managing Member shall designate.

     Section 10.3  Submissions to Members.
                   ----------------------

     The Managing Members shall give the Members Notification of any proposal or other matter required by any provision of this Agreement or by law to be submitted for the consideration and approval of the Members. Such Notification shall include any information required by the relevant provision of this Agreement or by law.

                                 ARTICLE ELEVEN

                  BOOKS AND RECORDS; ACCOUNTING; TAX ELECTIONS

     Section 11.1  Accounting for the Company.
                   --------------------------

     The Company shall use the accrual method of accounting and its financial statements shall be prepared in accordance with generally accepted accounting principles. The Company's tax return shall be prepared on an accrual basis. The fiscal year of the Company shall end on July 31.

     Section 11.2  Books and Records.
                   -----------------

     The Managing Members shall keep or cause to be kept complete and appropriate records and books of account. Except as otherwise expressly provided herein, such books and records shall be maintained on the basis used in preparing the Company's Federal income tax returns. Such information as is necessary to reconcile such books and records with generally accepted accounting principles shall also be maintained. The books and records shall be maintained at the principal office of the Company and shall be available for inspection and copying by any Member at its expense during ordinary business hours following reasonable notice.

     Section 11.3  Reports to Members.
                   ------------------

     Promptly after consummation of each investment in a Portfolio Company, the Managing Members shall prepare and deliver to each Member a description of such investment and the Portfolio Company in which it was made. Within forty-five
(45) days after the end of each calendar quarter, the Managing Members will prepare and deliver to each Member (i) an unaudited balance sheet and income statement of the Company for such quarter, accompanied by a report on any material developments in existing investments which occurred during such quarter and (ii) a statement showing the balance in such Member's Capital Account and a reconciliation of such balance. After the end of each fiscal year, the Managing Members shall cause an audit of the Company to be made by an independent public accountant of nationally recognized status of the financial statements of the Company for that year. Such audit shall be certified and a copy thereof shall be delivered to each Member within ninety (90) days after the end of each of the Company's fiscal years. Such certified financial statements shall also be accompanied by a report on the Company's activities during the year prepared by the

Managing Members. Within ninety (90) days after the end of each fiscal year, the Company will deliver to each Member the Managing Members' good faith estimate of the fair value of the Company's investments as of the end of such year, a statement showing the balances in each Member's Capital Account as of the end of such year, and such other information, reports and forms as are necessary to assist each Member in the preparation of his federal, state and local tax returns. The Managing Members shall give prompt notice to the Members if at any time the Company's general counsel or accountants withdraw or are replaced.

     Section 11.4  Elections.
                   ---------

     The Managing Members shall cause the Company to make such elections under the Code and the Regulations, including those permitted by Sections 709(b) and 754 of the Code, and state tax or similar laws as it shall determine to be in the Members' best interests.

                                 ARTICLE TWELVE

                                  DEFINITIONS

     The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article Twelve. The singular shall include the plural and the masculine gender shall include the feminine, the neuter and vice versa, as the context requires:

     "@Ventures, Inc." means CMG@Ventures, Inc., a Delaware corporation.

     "@Ventures, Inc. Loss" means, as of the end of any Fiscal Year, the excess of any Net Realized Capital Losses and/or Net Operating Losses allocated to @Ventures, Inc. pursuant to Section 3.1(b)(ii) and Section 3.2(b)(ii).

     "Act" means the Delaware Limited Liability Company Act as amended from time to time, and any successor to such Act.

     "Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year or other accounting period determined after (i) crediting to such Capital Account any amounts which such Member is obligated to restore thereto hereunder or is deemed to be obligated to restore thereto pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(h)(5) of the Regulations and (ii) debiting to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-
1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

     "Affiliate" means with respect to any Person, any officer, director, member, employee or partner of, or any Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

     "Agreement" means this Operating Agreement, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

     "Assignee" is as defined in Section 7.1.

     "Available Cash" means amounts received by the Company from all sources including with respect to (including payments and distributions on and proceeds of dispositions of) interests in and assets of Portfolio Companies, net of (i) amounts necessary to pay all expenses, debts and obligations of the Company or to establish reserves therefor, and (ii) amounts deemed necessary by the Managing Members, in their sole discretion, to make Follow-on Investments pursuant to Section 4.2(11). Available Cash shall include the amount of any fees paid to the Company.

     "Business Day" means any day, including Saturday, Sunday and any other day on which commercial banks in Boston, Massachusetts are required by law not to be open for business.

     "Capital Account" means, with respect to any Member, the capital account established and maintained for such Member pursuant to Section 2.3.

     "Capital Commitment" is as defined in Section 2.1.

     "Capital Contribution" is as defined in Section 2.1.

     "Capital Member Loss" means Net Operating Losses and Net Realized Capital Losses allocated to the Capital Members' Capital Accounts as provided in Sections 3.1 and 3.2.

     "Carried Interest Percentage" is as defined in Section 5.2(a).

     "Certificate" means the Certificate of Formation filed on behalf of the Company with the Secretary of State of the State of Delaware, as such certificate may be amended from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended, and, where applicable, any predecessor or successor thereto.

     "Company" means CMG @ VENTURES II LLC.

     "Consent" is as defined in Section 10.1.

     "Financial Institution" means a bank, savings institutions, trust company, insurance company, pension or profit sharing trust, or similar entity which is a member of any group of such persons, having assets of at least $100 million, or other entity (other than an individual) a substantial part of whose business consists of investing in, purchasing or selling the securities of others.

     "Fiscal Year" means the fiscal year ending on the last day of July in any year. In the case of the first and last fiscal years, the fraction thereof commencing on the date on which the Company is formed or ending on the date on which the winding up of the Company is completed, as the case may be.

     "Follow-on Investment" means any investment, other than a Committed Investment, in Portfolio Securities of a Portfolio Company in which the Company holds, immediately prior thereto, Portfolio Securities.

     "Investments" is as defined in Section 1.2.

     "Loss" means for any fiscal year or other accounting period of the Company, the amount, if any, by which the Company's gross taxable deductions and losses exceed the Company's gross taxable income and gains. Calculations of Loss shall be consistent with calculations made for Federal income tax purposes and with the calculation of Profit.

     "Managing Member Loss" means Net Operating Losses and Net Realized Capital Losses allocated to the Managing Members' Capital Accounts as provided in Sections 3.1 and 3.2.

     "Majority of the Managing Members" means those Managing Members who then constitute in excess of 50% by number of all Managing Members.

     "Marketable Securities" Securities (i) that are freely tradeable pursuant to a registration under the Securities Act of 1933, as amended, or an exemption therefrom, (ii) that immediately after giving effect to their distribution will not be subject to any contractual restriction on transfer, (iii) that will be traded on a national securities exchange or reported through the National Association of Securities Dealers Automated Quotation System, and (iv) that may be sold without regard to volume limitations.

     "Net Operating Losses", with respect to any period, shall mean the excess of aggregate expenses incurred during (or attributable to) such period by the Company (other than expenses directly relating or attributable to the sale, purchase, exchange or distribution of Portfolio Securities) over the aggregate income earned during such period by the Company from all sources whatsoever (other than net gain from the sale, purchase, exchange or distribution of Portfolio Securities), such Net Operating Losses to be computed in accordance with applicable U.S. federal income tax accounting principles and (to the extent possible) with generally accepted accounting principles.

     "Net Operating Profits", with respect to any period, shall mean the excess of aggregate income earned during such period by the Company from all sources whatsoever (other than net gain from the sale, purchase, exchange or distribution of Portfolio Securities) over all expenses incurred during (or attributable to) such period by the Company (other than expenses directly relating or attributable to the sale, purchase, exchange or distribution of Portfolio Securities), such Net Operating Profits to be computed in accordance with applicable U.S. federal income tax accounting principles and (to the extent possible) with generally accepted accounting principles.

     "Net Realized Capital Gains", with respect to any period, shall mean the excess of gains, determined in accordance with U.S. federal income tax principles, on any sales or other dispositions of Portfolio Securities for such Fiscal Year over the losses, determined in accordance with federal income tax principles, on any sales or other dispositions of Portfolio Securities for such Fiscal Year.

     "Net Realized Capital Losses", with respect to any period, shall mean the excess of losses, determined in accordance with U.S. federal income tax principles, on any sales or other dispositions of Portfolio Securities for such Fiscal Year over the gains, determined in accordance with federal income tax principles, on any sales or other dispositions of Portfolio Securities for such Fiscal Year.

     "Notification" means a writing, containing the information required by this Agreement to be communicated to any Person, sent as provided in Section 13.2.

     "Parent" means CMG Information Services, Inc., a Delaware corporation.

     "Person" means any individual, corporation, Company, trust, unincorporated organization or association, or other entity.

     "Portfolio Companies" means companies in which the Company makes investments in accordance with the provisions of this Agreement.

     "Portfolio Securities" is as defined in Section 1.2.

     "Profit" means for any period, the amount, if any, by which the Company's gross taxable income and gains and the amount of any fees earned by the Company, exceed the Company's gross taxable deductions and losses. The following amounts shall be included in determining Profit: any interest, dividend or similar distribution with respect to Portfolio Securities, and any and all payments arising out of the disposition of Portfolio Securities, including without limitation any option payment, lump sum payment, principal or interest paid or imputed under any promissory note, and any payment made pursuant to a royalty or earn-out arrangement or similar form of contingent payment. Calculations of Profit shall be consistent with calculations made for Federal income tax purposes, except that Profit shall be determined (i) by taking into account unrealized gains and losses with respect to Portfolio Securities that are revalued pursuant to the penultimate sentence of Section 3.3 or distributed in kind hereunder,
(ii) with reference to the book value rather than the adjusted tax basis of any Portfolio Security that has been revalued pursuant to the penultimate sentence of Section 3.3, (iii) without regard to any amounts that are specially allocated pursuant to Article Three, (iv) without giving effect to any adjustments made pursuant to Sections 743 or 734 of the Code, (v) income of the Company that is exempt from Federal income tax and that is not otherwise taken into account in computing income or loss shall be added to Operating Income (Loss) and (vi) expenditures of the Company that are neither deductible for Federal income tax purposes nor allowable as additions to the basis of Company property (or that are so treated pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations) shall be subtracted from such taxable income or loss.

     "Regulations" means the Income Tax Regulations promulgated from time to time under the Code. References to specific sections of the Regulations shall be to such sections as amended, supplemented or superseded by Regulations currently in effect.

     "Substitute Member" is as defined in Section 6.1.

     "Temporary Investments" means

         (i) Investments in direct obligations of the United States of America, or obligations of any instrumentality or agency thereof, payment of principal and interest of which is unconditionally guaranteed by the United States of America, having a final maturity or not more than 180 days from the date of issue thereof.

         (ii) Investments in certificates of deposit or repurchase agreements having a final maturity not more than 180 days from the date of acquisition thereof issued by any bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus of at least $100,000,000;

         (iii) Investments in money market funds; and

         (iv) Commercial paper payable on demand or having a final maturity not more than 180 days from the date of acquisition thereof which has the highest credit rating of either Standard & Poor's Corporation or Moody's Investors Service, Inc.

     "Unrecovered Capital" means amounts in the capital account of the Capital Account of the Capital Members up to the amount of its Capital Contribution, less any distributions of any amounts in the Capital Account of the Capital Members attributable to the Capital Contribution of the Capital Members previously made to the Capital Members pursuant to Article Three.

                                ARTICLE THIRTEEN

                            MISCELLANEOUS PROVISIONS

     Section 13.1  Appointment of Tax Matters Partner.
                   ----------------------------------

     If the Company is subject to the rules set forth in Sections 6221 through 6233 of the Code, Andrew Hajducky shall be the "Tax Matters Partner" for the Company as defined in Section 6231(a)(7) of the Code. As Tax Matters Partner, Andrew Hajducky shall have all of the rights, duties, obligations and powers of a Tax Matters Partner, as so defined, set forth in Sections 6221 through 6233 of the Code.

     Section 13.2  Notification.
                   ------------

     13.2.1 Any Notification to a Member shall be at the address of such Member or appointee set forth in the books and records of the Company or such other mailing address of which such Member shall advise the Managing Member in writing. Any Notification to the Company or the Managing Member shall be at the principal office of the Company or the address of the Managing Member, as the case may be, as set forth in the books and records of the Company. The Managing Member may at any time change the location of its principal office.
Notification of any such change shall be given to the Members on or before the date of any such change.

     13.2.2 Any Notification shall be deemed to have been duly given if personally delivered or sent by United States mail or express mail service or by telegram confirmed by letter and will be deemed given, unless earlier received,
(1) if sent by certified or registered mail, return receipt requested, or by first-class mail, five calendar days after being deposited in the United States mails, postage prepaid, (2) if sent by United States Express Mail or other express mail service, two calendar days (other than Sundays and Federal holidays) after being deposited therein, (3) if sent by telegram or telecopy, on the date sent provided confirmatory notice is sent by first-class mail, postage prepaid, and (4) if delivered by hand, on the date of receipt.

     Section 13.3  Amendments.
                   ----------

     This Agreement may be amended from time to time with the consent of a Majority of the Managing Members and the Capital Member. The Managing Member shall, within a reasonable time after the adoption of any amendment to this Agreement (but not longer than the period required by the Act), make any filings or publications if required by the Act or desirable to make such amendments.

     Section 13.4  Binding Provisions.
                   ------------------

     The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

     Section 13.5  No Waiver.
                   ---------

         The failure of any Member to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

     Section 13.6  Certification of Interests.
                   --------------------------

     In the sole discretion of the Managing Member, the Members' Interests may be evidenced by certificates. In such case, the sale, assignment on other transfer of any Interest hereunder shall be accompanied by the surrender for cancellation and re-issuance of the certificate evidencing such Interest.

     Section 13.7  Legends.
                   -------

     If certificates are issued evidencing the Members' Interests, each such certificate shall bear such legends as may be required by applicable federal and state laws, or as may be deemed necessary or appropriate by the Managing Member, to reflect restrictions upon transfer contemplated herein.

     Section 13.8  Applicable Law.
                   --------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     Section 13.9  Separability of Provisions.
                   --------------------------

     Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid or unenforceable in any jurisdiction, such provision or provisions shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions hereof, or the application of the affected provision to Persons or circumstances other than those to which it was held invalid or unenforceable, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 13.10 Entire Agreement.
                   ----------------

     This Agreement constitutes the entire agreement among the parties governing the relationship established hereby. This Agreement supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth herein or therein.

     Section 13.11 Section Titles.
                   --------------

     Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

     Section 13.12 Counterparts.
                   ------------

     This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto notwithstanding that all the parties have not signed the same counterpart.

     Section 13.13 Variation of Pronouns.
                   ---------------------

     When used herein, pronouns and variations thereof shall be deemed to refer to the masculine, feminine or neuter or to the singular or plural as the identity of the Person or Persons referenced or the context may require.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 EXECUTION PAGE
                                 --------------


    This Agreement is executed as of the date first above written by the Managing Members and by the Capital Members.


MANAGING MEMBERS:                     CAPITAL MEMBERS:

                                      CMG@VENTURES CAPITAL CORP.



__________________________________    By:________________________________
David S. Wetherell                       Name:
                                         Title:


__________________________________    CMG@VENTURES, INC.
Guy A. Bradley


                                      By:________________________________
__________________________________       Name:
Jonathan Callaghan                       Title:



__________________________________
Andrew Hajducky


__________________________________
Peter H. Mills

                                   SCHEDULE 1
                                   ----------

                            Percentages in Interest
                            -----------------------


--------------------------------------------------
            Name                Percentage
            ----                ----------
--------------------------------------------------
CMG@Ventures Capital Corp.         99%
-------------------------------------------------
CMG@Ventures, Inc.                  1%
-------------------------------------------------